Exhibit 32.2

CERTIFICATION
Pursuant to 18 U.S.C. 1350
(Section 302 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Sen Yu International Holdings, Inc. (the “Company”) for the quarter ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Tongyu Zhang, Interim Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2011	/s/ Tongyu Zhang
Tongyu Zhang Interim Chief Financial Officer (Principal financial and accounting officer)